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                          JPMORGAN U.S. EQUITY FUNDS

                      JPMORGAN INTREPID CONTRARIAN FUND
                             (ALL SHARE CLASSES)
                       (A SERIES OF JPMORGAN TRUST I)

           SUPPLEMENT DATED FEBRUARY 17, 2006, TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005


The Board of Trustees of the JPMorgan Intrepid Contrarian Fund ("Fund") approved changing the Fund's name to JPMorgan Intrepid Multi Cap Fund, as well as changing its strategy and process, to be effective March 31, 2006.

On the front cover of each Prospectus and the Statement of Additional Information ("SAI"), the Fund's name is changed to JPMorgan Intrepid Multi Cap Fund and conforming changes are made throughout the Prospectuses and the SAI.

In the Prospectuses, the third and fourth paragraphs under the heading "The Fund's Main Investment Strategy" is deleted and replaced by the following:

     The Fund invests in a broad portfolio of common stocks of companies that JPMIM believes are undervalued and/or have strong growth potential. It combines a "value" style strategy, which focuses on underlying securities that have a market price below what JPMIM believes they are worth, with a "growth" style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term horizon.

     JPMIM applies an active equity management style to identify value- and growth-oriented securities with momentum. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000(R) Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the Fund's investment criteria or if JPMIM believes that more attractive opportunities are available.

In the Prospectuses, the two paragraphs under the heading "Investment Process" are deleted and replaced by the following:

     In managing the Fund, JPMIM adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary quantitative rankings and that also contribute favorably to the risk exposures of the entire portfolio.

     Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE PROSPECTUS FOR FUTURE REFERENCE




                                                                      SUP-IC-206